Exhibit 10.7

SECOND AMENDMENT

TO THE

LUTHER BURBANK SAVINGS

AMENDED & RESTATED

SALARY CONTINUATION AGREEMENT

FOR

VICTOR S. TRIONE

THIS SECOND AMENDMENT is adopted this 2nd day of May, 2016, by and between LUTHER BURBANK SAVINGS, a California corporation located in Santa Rosa, California (the “Bank”) and VICTOR TRIONE (the “Executive”).

The Bank and the Executive executed the Amended and Restated Salary Continuation Agreement effective as of April 25, 2006 (the “Agreement”).

The Bank and the Executive executed the First Amendment to the Luther Burbank Savings Amended and Restated Salary Continuation Agreement effective as of December 5, 2008 (the “First Amendment”).

The undersigned hereby amend the Agreement for the purpose of adjusting the Normal Retirement Date and fixing the amount of the Normal Retirement Benefit. Therefore, the following changes shall be made:

Section 1.11 of the Agreement shall be deleted in its entirety and replaced by the following:

1.11                       “Normal Retirement Date” means the first day following the Separation from Service by the Executive as an employee of the Bank.

Section 2.1.1 of the Agreement shall be deleted in its entirety and replaced by the following:

2.1.1       Amount of Benefit.  The annual benefit under this Section 2.1 is Three Hundred Eighteen Thousand Four Hundred Dollars ($318,400).

IN WITNESS OF THE ABOVE, the Bank and the Executive hereby consent to this First Amendment.

Executive	LUTHER BURBANK SAVINGS

VICTOR TRIONE